FOURTH AMENDMENT TO SENIOR SECURED BRIDGE NOTE

FOURTH AMENDMENT TO SENIOR SEUCRED BRIDGE NOTE (this “Amendment”), dated as of January 28, 2026 between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Gotham Green Fund II (Q), L.P. (the “Holder”).

RECITALS:

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021 as amended by agreements dated February 2, 2023, February 2, 2024 and February 16, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note.

WHEREAS, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Fourth Amendment Effective Date” means the date that this Fourth Amendment is executed and delivered by all the parties hereto.
SECTION 2.
Amendments to the Existing Note. Effective as of the Fourth Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2026” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2026” of the Existing Note and in the first sentence of the first paragraph of the Existing Note is deleted and replaced with a reference to the date “June 24, 2027”.
(b)
The following language shall be added to the end of Section 2.6 of the Existing Note:

“The Borrower shall pay to the Lender an amendment fee (the “Fourth Amendment Fee”) in an amount equal to two percent (2%) of the Principal Amount outstanding under the Existing Note on the Fourth Amendment Effective Date. The Fourth Amendment Fee shall be payable on the Maturity Date, as amended pursuant to this Amendment. To the extent not paid when due, the Fourth Amendment Fee shall bear interest at the same rate as the Principal Amount and shall form part of the Obligations.”

SECTION 3.
Representations and Warranties. To induce the Lender to enter into this Amendment, each Credit Party represents and warrants to the Lender that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 4.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Fourth Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 5.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.
Governing Law: The provisions of Sections 12.12, 12, 13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 7.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 8.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

IANTHUS NEW JERSEY, LLC, as Borrower

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

IANTHUS CAPITAL HOLDINGS, INC., as Guarantor

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

Acknowledged and Accepted in its capacity as the Collateral Agent,

GOTHAM GREEN ADMIN 2, LLC

Per: /s/ Jason Adler

Name: Jason Adler

Title: Managing Member

FOURTH AMENDMENT TO SENIOR SECURED BRIDGE NOTE

FOURTH AMENDMENT TO SENIOR SEUCRED BRIDGE NOTE (this “Amendment”), dated as of January 28, 2026 between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Gotham Green Fund II, L.P. (the “Holder”).

RECITALS:

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021 as amended by agreements dated February 2, 2023, February 2, 2024 and February 16, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note.

WHEREAS, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 9.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Fourth Amendment Effective Date” means the date that this Fourth Amendment is executed and delivered by all the parties hereto.
SECTION 10.
Amendments to the Existing Note. Effective as of the Fourth Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2026” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2026” of the Existing Note and in the first sentence of the first paragraph of the Existing Note is deleted and replaced with a reference to the date “June 24, 2027”.
(b)
The following language shall be added to the end of Section 2.6 of the Existing Note:

“The Borrower shall pay to the Lender an amendment fee (the “Fourth Amendment Fee”) in an amount equal to two percent (2%) of the Principal Amount outstanding under the Existing Note on the Fourth Amendment Effective Date. The Fourth Amendment Fee shall be payable on the Maturity Date, as amended pursuant to this Amendment. To the extent not paid when due, the Fourth Amendment Fee shall bear interest at the same rate as the Principal Amount and shall form part of the Obligations.”

SECTION 11.
Representations and Warranties. To induce the Lender to enter into this Amendment, each Credit Party represents and warrants to the Lender that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such

Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 12.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Fourth Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 13.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 14.
Governing Law: The provisions of Sections 12.12, 12, 13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 15.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 16.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or any other Loan

Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

IANTHUS NEW JERSEY, LLC, as Borrower

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

IANTHUS CAPITAL HOLDINGS, INC., as Guarantor

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

GOTHAM GREEN FUND II, L.P., as Lender

Per: /s/ Jason Adler

Name: Jason Adler

Title: Manager Member of the General Partner

Acknowledged and Accepted in its capacity as the Collateral Agent,

GOTHAM GREEN ADMIN 2, LLC

Per: /s/ Jason Adler

Name: Jason Adler

Title: Managing Member

FOURTH AMENDMENT TO SENIOR SECURED BRIDGE NOTE

FOURTH AMENDMENT TO SENIOR SEUCRED BRIDGE NOTE (this “Amendment”), dated as of January 28, 2026 between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Hadron Healthcare and Consumer Special Opportunities Master Fund (the “Holder”).

RECITALS:

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021 as amended by agreements dated February 2, 2023, February 2, 2024 and February 16, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note.

WHEREAS, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 17.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Fourth Amendment Effective Date” means the date that this Fourth Amendment is executed and delivered by all the parties hereto.
SECTION 18.
Amendments to the Existing Note. Effective as of the Fourth Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2026” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2026” of the Existing Note and in the first sentence of the first paragraph of the Existing Note is deleted and replaced with a reference to the date “June 24, 2027”.
(b)
The following language shall be added to the end of Section 2.6 of the Existing Note:

“The Borrower shall pay to the Lender an amendment fee (the “Fourth Amendment Fee”) in an amount equal to two percent (2%) of the Principal Amount outstanding under the Existing Note on the Fourth Amendment Effective Date. The Fourth Amendment Fee shall be payable on the Maturity Date, as amended pursuant to this Amendment. To the extent not paid when due, the Fourth Amendment Fee shall bear interest at the same rate as the Principal Amount and shall form part of the Obligations.”

SECTION 19.
Representations and Warranties. To induce the Lender to enter into this Amendment, each Credit Party represents and warrants to the Lender that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such

Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 20.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Fourth Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 21.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 22.
Governing Law: The provisions of Sections 12.12, 12, 13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 23.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 24.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or any other Loan

Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

IANTHUS NEW JERSEY, LLC, as Borrower

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

IANTHUS CAPITAL HOLDINGS, INC., as Guarantor

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

HADRON HEALTHCARE AND CONSUMER SPECIAL OPPORTUNITIES MASTER FUND, as Lender

Per:

Name: Marco D'Attanasio

Title: Director

Acknowledged and Accepted in its capacity as the Collateral Agent,

GOTHAM GREEN ADMIN 2, LLC

Per: /s/ Jason Adler

Name: Jason Adler

Title: Managing Member

FOURTH AMENDMENT TO SENIOR SECURED BRIDGE NOTE

FOURTH AMENDMENT TO SENIOR SEUCRED BRIDGE NOTE (this “Amendment”), dated as of January 28, 2026 between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Oasis Investments II Master Fund Ltd. (the “Holder”).

RECITALS:

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021 as amended by agreements dated February 2, 2023, February 2, 2024 and February 16, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note.

WHEREAS, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 25.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Fourth Amendment Effective Date” means the date that this Fourth Amendment is executed and delivered by all the parties hereto.
SECTION 26.
Amendments to the Existing Note. Effective as of the Fourth Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2026” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2026” of the Existing Note and in the first sentence of the first paragraph of the Existing Note is deleted and replaced with a reference to the date “June 24, 2027”.
(b)
The following language shall be added to the end of Section 2.6 of the Existing Note:

“The Borrower shall pay to the Lender an amendment fee (the “Fourth Amendment Fee”) in an amount equal to two percent (2%) of the Principal Amount outstanding under the Existing Note on the Fourth Amendment Effective Date. The Fourth Amendment Fee shall be payable on the Maturity Date, as amended pursuant to this Amendment. To the extent not paid when due, the Fourth Amendment Fee shall bear interest at the same rate as the Principal Amount and shall form part of the Obligations.”

SECTION 27.
Representations and Warranties. To induce the Lender to enter into this Amendment, each Credit Party represents and warrants to the Lender that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 28.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Fourth Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 29.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 30.
Governing Law: The provisions of Sections 12.12, 12, 13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 31.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 32.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

IANTHUS NEW JERSEY, LLC, as Borrower

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

IANTHUS CAPITAL HOLDINGS, INC., as Guarantor

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

OASIS INVESTMENTS II MASTER FUND LTD, as Lender

Per: /s/ Alexander Shoghi

Name: Alexander Shoghi

Title: Manager

Acknowledged and Accepted in its capacity as the Collateral Agent,

GOTHAM GREEN ADMIN 2, LLC

/s/ Jason Adler

Name: Jason Adler

Title: Managing Member

FOURTH AMENDMENT TO SENIOR SECURED BRIDGE NOTE

FOURTH AMENDMENT TO SENIOR SEUCRED BRIDGE NOTE (this “Amendment”), dated as of January 28, 2026 between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Senvest Global (KY), L.P. (the “Holder”).

RECITALS:

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021 as amended by agreements dated February 2, 2023, February 2, 2024 and February 16, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note.

WHEREAS, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 33.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Fourth Amendment Effective Date” means the date that this Fourth Amendment is executed and delivered by all the parties hereto.
SECTION 34.
Amendments to the Existing Note. Effective as of the Fourth Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2026” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2026” of the Existing Note and in the first sentence of the first paragraph of the Existing Note is deleted and replaced with a reference to the date “June 24, 2027”.
(b)
The following language shall be added to the end of Section 2.6 of the Existing Note:

“The Borrower shall pay to the Lender an amendment fee (the “Fourth Amendment Fee”) in an amount equal to two percent (2%) of the Principal Amount outstanding under the Existing Note on the Fourth Amendment Effective Date. The Fourth Amendment Fee shall be payable on the Maturity Date, as amended pursuant to this Amendment. To the extent not paid when due, the Fourth Amendment Fee shall bear interest at the same rate as the Principal Amount and shall form part of the Obligations.”

SECTION 35.
Representations and Warranties. To induce the Lender to enter into this Amendment, each Credit Party represents and warrants to the Lender that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such

Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 36.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Fourth Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 37.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 38.
Governing Law: The provisions of Sections 12.12, 12, 13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 39.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 40.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or any other Loan

Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

IANTHUS NEW JERSEY, LLC, as Borrower

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

IANTHUS CAPITAL HOLDINGS, INC., as Guarantor

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

SENVEST GLOBAL (KY), LP, as Lender

Per: /s/ Bobby Trahanas

Name: Bobby Trahanas

Title: CCO

Acknowledged and Accepted in its capacity as the Collateral Agent,

GOTHAM GREEN ADMIN 2, LLC

Per: /s/ Jason Adler

Name: Jason Adler

Title: Managing Member

FOURTH AMENDMENT TO SENIOR SECURED BRIDGE NOTE

FOURTH AMENDMENT TO SENIOR SEUCRED BRIDGE NOTE (this “Amendment”), dated as of January 28, 2026 between IANTHUS NEW JERSEY, LLC, a New Jersey limited liability company (the “Borrower”), iAnthus Capital Holdings, Inc. (the “Company”) and Senvest Master Fund, LP (the “Holder”).

RECITALS:

whereas, Holder extended credit to Borrower pursuant to a Senior Secured Bridge Note dated as of February 2, 2021 as amended by agreements dated February 2, 2023, February 2, 2024 and February 16, 2024 (as further amended, modified, supplemented or restated and in effect from time to time, the “Existing Note”) on the terms and subject to the conditions specified in the Existing Note.

WHEREAS, the Borrower, the Holder and the Company desire to make certain amendments to the Existing Note on the terms and subject to the conditions contained herein.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 41.
Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Note as amended by this Amendment (the “Amended Note”).
(a)
“Fourth Amendment Effective Date” means the date that this Fourth Amendment is executed and delivered by all the parties hereto.
SECTION 42.
Amendments to the Existing Note. Effective as of the Fourth Amendment Effective Date, the Existing Note is hereby amended as follows:
(a)
The reference to the date “February 16, 2026” in the title “SENIOR SECURED BRIDGE NOTE DUE FEBRUARY 16, 2026” of the Existing Note and in the first sentence of the first paragraph of the Existing Note is deleted and replaced with a reference to the date “June 24, 2027”.
(b)
The following language shall be added to the end of Section 2.6 of the Existing Note:

“The Borrower shall pay to the Lender an amendment fee (the “Fourth Amendment Fee”) in an amount equal to two percent (2%) of the Principal Amount outstanding under the Existing Note on the Fourth Amendment Effective Date. The Fourth Amendment Fee shall be payable on the Maturity Date, as amended pursuant to this Amendment. To the extent not paid when due, the Fourth Amendment Fee shall bear interest at the same rate as the Principal Amount and shall form part of the Obligations.”

SECTION 43.
Representations and Warranties. To induce the Lender to enter into this Amendment, each Credit Party represents and warrants to the Lender that the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by such Credit Party and, as applicable, its directors, managers shareholders or members. This Amendment and the Amended Note have been duly executed and delivered by each Credit Party, and is a valid and binding obligation of such

Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.
SECTION 44.
Effect of Amendment.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender or the Collateral Agent under the Amended Note or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other provision of the Amended Note or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Note or any other Loan Document in similar or different circumstances.
(b)
From and after the Fourth Amendment Effective Date, each reference in the Existing Note to “this Note”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Note” in any other Loan Document shall be deemed a reference to the Amended Note. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Note and the other Loan Documents.
(c)
Each Credit Party hereby (i) acknowledges that it has reviewed the terms and provisions of this Amendment, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (iii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, each grant of security made by such Credit Party (or by any predecessor to it, as applicable) pursuant to the Security Documents) and confirms that such liens and security interests continue to secure its Obligations under the Loan Documents, subject to the terms thereof, (iv) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and all of its obligations thereunder shall be valid and enforceable and not be impaired or limited by the execution of this Amendment and (v) in the case of the Guarantor, ratifies and reaffirms its guarantee of the Obligations pursuant to its guarantee provided for in the Existing Note.
SECTION 45.
Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 46.
Governing Law: The provisions of Sections 12.12, 12, 13 and 12.14 of the Amended Note are incorporated herein by reference, mutatis mutandis.
SECTION 47.
Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 48.
Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or any other Loan

Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and the Electronic Commerce Act, 2000 and any other similar law in Canada or any other province or territory therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first above written.

IANTHUS NEW JERSEY, LLC, as Borrower

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

IANTHUS CAPITAL HOLDINGS, INC., as Guarantor

Per: /s/ Richard Proud

Name: Richard Proud

Title: Chief Executive Officer

SENVEST MASTER FUND, LP, as Lender

Per: /s/ Bobby Trahanas

Name: Bobby Trahanas

Title: CCO

Acknowledged and Accepted in its capacity as the Collateral Agent,

GOTHAM GREEN ADMIN 2, LLC

Per: /s/ Jason Adler

Name: Jason Adler

Title: Managing Member